UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2013

BUNGE LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2013, Bunge Limited issued a press release announcing the appointment of Carol M. Browner as an independent director of Bunge Limited (the “Company”), effective August 5, 2013.  A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Ms. Browner, age 56, is a senior counselor at Albright Stonebridge Group, a global advisory firm that provides strategic counsel to businesses on government relations, macroeconomic and political risks, regulatory issues, market entry strategies, and environmental, social and corporate governance issues.  From 2009 to 2011, she served as assistant to President Obama and director of the White House Office of Energy and Climate Change Policy, where she oversaw the coordination of environmental, energy, climate, transport and related policies across the federal government.  From 2001 to 2008, Ms. Browner was a founding principal of the Albright Group and Albright Capital Management LLC.  Previously, she served as administrator of the Environmental Protection Agency from 1993-2001.

Ms. Browner serves as a distinguished senior fellow at the Center for American Progress.  She is a member of the boards of The Spectrum Solutions Company and the League of Conservation Voters, as well as the advisory boards of Harvest Power and Bloomberg Government.  Ms. Browner also is a member of the advisory committee of the Export-Import Bank of the United States.

Ms. Browner will serve on the Audit Committee and the Corporate Governance and Nominations Committee of the Board of Directors.  In connection with the appointment of Ms. Browner to the Board of Directors, she will receive compensation for her services as a director consistent with that provided to Bunge Limited’s other non-employee directors, including an award of restricted stock units upon joining the Board.  With the appointment of Ms. Browner, Bunge Limited’s Board of Directors will consist of twelve directors.

Item 9.01                                           Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2013

BUNGE LIMITED

	By:	/s/ Carla L. Heiss
		Name:	Carla L. Heiss
		Title:	Assistant General Counsel, Chief
Compliance Officer and Assistant Secretary

EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated July 31, 2013